ARTHUR ANDERSEN



                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Glasgal Communications, Inc.:


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 9, 1997 included in Glasgal Communications, Inc. Form 10-K for the year ended April 30, 1997 and to all references to our Firm included in this registration statement.

                                                /S/ ARTHUR ANDERSEN LLP
                                                -----------------------
                                                Arthur Andersen LLP



Roseland, New Jersey
September 2, 1997